UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 30, 2015

TETRA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed by TETRA Technologies, Inc. (the “Company”) in the Company’s Current Report on Form 8-K filed on March 24, 2015 (the “Prior Form 8-K"), the Company entered into a Note Purchase Agreement (as amended, the “Note Purchase Agreement”) dated March 18, 2015, by and among the Company and Wells Fargo Energy Capital, Inc. (“WFEC”), in its capacity as noteholder representative for the noteholders (the “Noteholder Representative”) and in its capacity as the sole initial purchaser. The Note Purchase Agreement relates to the Company’s issuance and sale of $50.0 million aggregate principal amount of its Senior Secured Notes due April 1, 2017 (whether one or more, the “Senior Secured Notes”). On April 30, 2015 (the “Closing Date”), the Company completed the issuance and sale of the Senior Secured Notes pursuant to the Note Purchase Agreement in a private placement transaction. The Senior Secured Notes are guaranteed on a secured basis by certain of the Company’s domestic subsidiaries (the “Guarantors”) pursuant to a Subsidiary Guaranty dated as of the Closing Date (the “Subsidiary Guaranty”) in favor of WFEC, in its capacity as the Noteholder Representative, for the benefit of the noteholders referred to in the Note Purchase Agreement. The Senior Secured Notes are secured by certain collateral as set forth in the Pledge and Security Agreement (the “Pledge Agreement”) dated as of the Closing Date by and among the Company, the Guarantors and certain of the Company’s domestic subsidiaries that are not Guarantors (the “Non-Recourse Pledgors,” and collectively with the Company and the Guarantors, the “Grantors”), and WFEC, in its capacity as Noteholder Representative and collateral agent. In connection with the issuance of the Senior Secured Notes and the execution of the Pledge Agreement, the Company, CSI Compressco LP (the “Partnership”) and WFEC, in its capacity as Noteholder Representative, entered into a Registration Rights Agreement (the “Registration Rights Agreement”) relating to the common units of the Partnership included in the collateral as set forth in the Pledge Agreement.

Net proceeds from the sale of the Senior Secured Notes were used to provide a portion of the funds necessary to repay the $90.0 million principal amount repayment of the Company’s Series 2008-B Senior Notes that matured and became due and payable on April 30, 2015.

The Senior Secured Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent such registration or an applicable exemption from the registration requirements of the Securities Act.

The foregoing summary of the Note Purchase Agreement, Senior Secured Notes, Subsidiary Guaranty, Pledge Agreement and Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Note Purchase Agreement, filed as Exhibit 10.1 to the Prior Form 8-K and incorporated herein by reference, and to the full text of the Senior Secured Note, Subsidiary Guaranty, Pledge Agreement and Registration Rights Agreement, copies of which are filed as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. In addition, the information set forth in the Prior Form 8-K, as well as the information set forth below in Item 2.03 of this Current Report on Form 8-K, is incorporated by reference into this Item 1.01.

Affiliates of WFEC have in the past provided, and may from time to time in the future provide, commercial banking, financial advisory, investment banking and other services to the Company and its affiliates.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Secured Notes

Pursuant to the terms of the Note Purchase Agreement, on the Closing Date the Company issued and sold the Senior Secured Notes in the aggregate principal amount of $50.0 million to WFEC in a private placement exempt from the registration requirements of the Securities Act. The Senior Secured Notes will mature on April 1, 2017. The principal portion of the indebtedness evidenced by the Senior Secured Notes will consist entirely of tranches that bear interest at LIBOR plus an applicable margin (“LIBOR Tranches”) and tranches that bear interest at a base rate (as described in the Note Purchase Agreement) plus an applicable margin (the “Base Rate Tranche”). On the Closing Date, a single Senior Secured Note was issued and it bears interest at the rate of LIBOR plus an applicable margin as set forth in the Note Purchase Agreement. The Company may convert the LIBOR Tranche into a Base Rate Tranche in accordance with the Note Purchase Agreement. For a further discussion of the LIBOR Tranche and Base Rate Tranche, as well as additional payment terms of the Senior Secured Notes, refer to Item 2.03 of the Prior 8-K, which is incorporated herein by reference.

The foregoing description of the Senior Secured Notes does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Senior Secured Note, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Subsidiary Guaranty

Payment of principal of and interest on the Senior Secured Notes, and all other amounts due under the Note Purchase Agreement, is guaranteed by the Guarantors pursuant to the terms of the Subsidiary Guaranty. Pursuant to the Subsidiary Guaranty, the Guarantors have unconditionally and irrevocably guaranteed to WFEC, for the ratable benefit of it, the noteholders and their respective successors and assigns, the due, prompt and complete payment by the Company of any and all amounts owed by the Company or any Guarantor to WFEC or any noteholder under any of the Note Purchase Agreement, the Senior Secured Notes, the Subsidiary Guaranty, the Pledge Agreement, the Registration Rights Agreement or other agreements delivered pursuant to the Note Purchase Agreement.

The foregoing description of the Subsidiary Guaranty does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Subsidiary Guaranty, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Pledge and Security Agreement

Under the Pledge Agreement, the Grantors (other than CSI Compressco GP Inc. and CSI Compressco Investment LLC) have pledged, assigned and granted to WFEC, on behalf of and for the ratable benefit of WFEC and the noteholders, first priority security interests in certain collateral as set forth under the Pledge Agreement, which includes the accounts of such Grantors. In addition, CSI Compressco GP Inc., CSI Compressco Investment LLC and TETRA International Incorporated have pledged to WFEC, on behalf of and for the ratable benefit of WFEC and the noteholders, first priority security interests in the common units in the Partnership held by such parties.

The foregoing description of the Pledge Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Pledge Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, the Company and the Partnership entered into the Registration Rights Agreement with WFEC, in its capacity as Noteholder Representative. Pursuant to the terms of the Registration Rights Agreement, the Partnership has agreed, until such time as all obligations under the Note Purchase Agreement have been paid and performed in full, to file a registration statement providing for the sale of the common units of the Partnership owned and pledged pursuant to the Pledge Agreement that have not been previously sold pursuant to Rule 144 of the Securities Act or a registration statement filed under the Securities Act as promptly as practicable following written demand from WFEC after the occurrence of an event of default under the Note Purchase Agreement. Under the Registration Rights Agreement, with respect to any offering of equity securities for cash proposed by the Partnership following an event of default under the Note Purchase Agreement, WFEC will have the right to have its Registrable Securities included in such offering subject to the terms of the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
4.1	Senior Secured Note due April 1, 2017.
4.2
Subsidiary Guaranty dated April 30, 2015, executed by Compressco Field Services, L.L.C., Epic Diving & Marine Services, LLC, TETRA International Incorporated, TETRA Production Testing Services, LLC and TETRA Applied Technologies, LLC, in favor of Wells Fargo Energy Capital, Inc., in its capacity as noteholder representative for the benefit of the noteholders.

10.1
Pledge and Security Agreement, dated as of April 30, 2015, by and among TETRA Technologies, Inc., Compressco Field Services, L.L.C., Epic Diving & Marine Services, LLC, TETRA International Incorporated, TETRA Production Testing Services, LLC, CSI Compressco GP Inc., TETRA Applied Technologies, LLC and CSI Compressco Investment LLC, as the grantors, and Wells Fargo Energy Capital, Inc., in its capacity as noteholder representative and collateral agent.

10.2	Registration Rights Agreement, dated as of April 30, 2015, by and among CSI Compressco LP, TETRA Technologies, Inc., and Wells Fargo Energy Capital, Inc., in its capacity as noteholder representative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Elijio V. Serrano
Elijio V. Serrano
Senior Vice President & Chief Financial Officer
Date: May 6, 2015

EXHIBIT INDEX

Exhibit Number	Description
4.1	Senior Secured Note due April 1, 2017.
4.2
Subsidiary Guaranty dated April 30, 2015, executed by Compressco Field Services, L.L.C., Epic Diving & Marine Services, LLC, TETRA International Incorporated, TETRA Production Testing Services, LLC and TETRA Applied Technologies, LLC, in favor of Wells Fargo Energy Capital, Inc., in its capacity as noteholder representative for the benefit of the noteholders.

10.1
Pledge and Security Agreement, dated as of April 30, 2015, by and among TETRA Technologies, Inc., Compressco Field Services, L.L.C., Epic Diving & Marine Services, LLC, TETRA International Incorporated, TETRA Production Testing Services, LLC, CSI Compressco GP Inc., TETRA Applied Technologies, LLC and CSI Compressco Investment LLC, as the grantors, and Wells Fargo Energy Capital, Inc., in its capacity as noteholder representative and collateral agent.

10.2	Registration Rights Agreement, dated as of April 30, 2015, by and among CSI Compressco LP, TETRA Technologies, Inc., and Wells Fargo Energy Capital, Inc., in its capacity as noteholder representative.